THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE
SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

                                February 6, 1998

Warrant to Purchase up to 50,000 Shares of Common Stock of NUWAVE Technologies, Inc.

NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges that ProFutures Special Equities Fund, L.P. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 50,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted pursuant to
Section 6 herein, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 herein.

Section 1. Definitions.

     "Agreement" shall mean the Private Securities Subscription Agreement, dated as of February 6, 1998, between the Company and the Investor.

     "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company except for any common stock issued pursuant to warrants, stock options, and convertible securities outstanding and described in the SEC Documents on file with the Commission as of the date of this Agreement.

     "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is deemed delivered by facsimile to the Company in accordance with
Section 13 hereof, provided that the original Warrant and Exercise Form are received by the Company within five (5) Trading Days thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is actually received by the Company.

     "Exercise Period" shall mean that period beginning August 6, 1998, and ending on August 6, 2001; provided that such period shall be extended one Trading Day for each Trading Day that a Registration Statement is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

     "Exercise Price" shall mean $6.41.

     "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

     "Registration   Rights  Agreement"  shall  mean  the  registration   rights
agreement dated as of February 6, 1998, between the Company and the Investor.

     "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant; and

     other capitalized terms used herein that are defined in the Agreement shall have the same meanings herein as therein.

Section 2. Exercise.

     (a) Cash Exercise. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant; (ii) the form of exercise attached hereto as Exhibit A (the "Cash Exercise Form") duly executed by Warrant Holder, and (iii) the full Exercise Price for each share of Common Stock as to which this Warrant is exercised. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

     (b) Net Exercise. This Warrant may be exercised at any time during the Exercise Period, by presentation and surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant and
(ii) the form of exercise attached hereto as Exhibit B (the "Net Exercise Form") duly executed by

Warrant Holder, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day next preceding the Date of Exercise. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

Section 3. Ten Percent Limitation. Notwithstanding anything herein to the contrary, unless the Investor agrees otherwise, the Warrant Holder may not exercise the Warrant if the aggregate number of shares of common stock beneficially owned by the holder and its affiliates following such conversion exceeds 9.9% of the outstanding shares of the common stock following such exercise. For purposes of the foregoing provision, the aggregate number of shares of common stock beneficially owned by the holder and its affiliates shall include the number as shares of common stock issuable upon exercise of the Warrant with respect to which the determination of such proviso is being made, but shall exclude the number of shares of common stock which would be issuable upon (i) exercise of the remaining, Warrant beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 16 of the Securities Exchange Act of 1934, as amended. The holder may waive the foregoing limitations by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

Section 4.  Delivery of Stock Certificates.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the Date of Exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within five (5) Trading Days.

Section 5. Covenants of the Company.

     (a) The Company shall use its best efforts to insure that a Registration Statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by the Warrant Holder is effective to the extent required by the Registration Rights Agreement.

     (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

     (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

     (d) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

     (e) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

     (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

Section 6.1 Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation,  as the case  may be,  shall,  without  payment  of any  additional consideration therefore, amend this Warrant or enter into a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

     (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

          1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

          2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution.

The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

     (d) Issuance of Additional Capital Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

          1. the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

          2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares.

The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
(c). The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

     (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such options, warrants or other rights, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

     (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such convertible or exchangeable securities, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional
Capital Shares pursuant to the terms of such convertible or exchangeable securities.

No adjustment of the Exercise Price shall be made under this subsection (f) upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

     (g) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6.1, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction

          1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6.1; and

          2. the denominator of which shall be the Exercise Price after such adjustment.

     (h) Liquidating Dividends, Etc. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

     (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Exercise Price hereinabove provided in this Section 6.1:

          1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

          2. Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in Exercise Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          3. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding
Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

     (j) No Adjustments. No adjustments to the Exercise Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees and directors as described in the SEC Documents on file with the Commission as of the date of this Agreement, (ii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code as of the date of this Agreement (iii) the purchase and sale of the Put Shares hereunder, (iv) the Warrant, (v) the Supplemental Warrant, or (vi) any Common Stock issuable upon conversion or exercise of any of the foregoing.

     (k) In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (g) of this Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

Section 6.2 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant.

In the event the Company shall, at any time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through
(g) of Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Holder of the Warrant at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Holder of the Warrant an opportunity to exercise the Warrant prior to such action becoming effective.

Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

Section 8 Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of New Jersey, without giving effect to provisions regarding conflicts of law or choice of law.

Section 11. Entire Agreement; Amendments. This Warrant, the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 12.       Restricted Securities.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

     (b) Legend. The Warrant and any Warrant Shares issued upon exercise thereof, shall bear the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE"ACT" OR THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED AS OF FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE

AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

     (a) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

     (b) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit C, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (c) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     (d) Collateral. Notwithstanding any provision herein to the contrary, the Investor may pledge such Registrable Securities as Investor may hold as collateral for a revolving credit note pursuant to a loan and security agreement with a lending institution.

Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to NUWAVE Technologies, Inc.:     Jeremiah O'Brien
                                          Chief Financial Officer
                                          One Passaic Avenue
                                          Fairfield, New Jersey 07004
                                          Telephone (973) 882-8810 ext. 212
                                          Facsimile (973) 882-8812

     with a copy to:                      Fredric Klink, Esq.
     (shall not constitute notice)        Dechert, Price & Rhoads
                                          30 Rockefeller Plaza, 23rd Floor
                                          New York, New York 10112
                                          Telephone (212) 698-3537
                                          Facsimile (212) 698-3599

     If to the Investor:                  Gary D. Halbert
                                          President
                                          ProFutures Special Equities Fund, L.P.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-3800
                                          Facsimile (512) 263-3459

     with a copy to:                      John Gray, Esq.
     (shall not constitute notice)        Fishman, Jones, Walsh & Marsh, P.C.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-8057
                                          Facsimile (512) 263-8058

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, this Warrant was duly executed on the date first written above.

                                   NUWAVE TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                      Gerald Zarin
                                      Chairman and Chief Executive Officer



                                   Attested



                                   By:
                                      ------------------------------------------
                                      Jeremiah F. O'Brien
                                      Secretary and Chief Financial Officer

                            EXHIBIT A TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  CASH EXERCISE

         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check in the amount of $___], [_____ Warrant Shares which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:
       --------------------------------------


---------------------------------------------
Signature of Registered Holder


---------------------------------------------
Name of Registered Holder (Print)


---------------------------------------------


---------------------------------------------
Address of Registered Holder (Print)


                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  NET EXERCISE

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by multiplying the number of shares as to which the Warrant is being exercised by the Per Share Warrant Value and dividing the product by the Bid Price as the Trading Day immediately preceding the Date of Exercise as set forth below:

         No. of Shares for which this Warrant is exercised:
                                                            --------------------

         Per Share Warrant Value                           $
                                                            --------------------

         Bid Price (as of preceding Trading Day)           $
                                                            --------------------

         No. of Shares to be sent to Warrant Holder
                                                            --------------------


         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:
       ------------------------------------


-------------------------------------------
Signature of Registered Holder


-------------------------------------------
Name of Registered Holder (Print)


-------------------------------------------


-------------------------------------------
Address of Registered Holder (Print)


                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT C TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                   ASSIGNMENT

     (To be executed by the registered Warrant Holder desiring to transfer the Warrant) FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of NUWAVE TECHNOLOGIES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
       --------------------------------------


---------------------------------------------
Signature of Registered Holder


---------------------------------------------
Name of Registered Holder (Print)


---------------------------------------------


---------------------------------------------
Address of Registered Holder (Print)



                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.